UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 21, 2007

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.        Termination of a Material Definitive Agreement

On December 23, 2007, United Rentals, Inc. (the “Company”) terminated the Agreement and Plan of Merger, dated as of July 22, 2007 (the “Merger Agreement”), by and among the Company, RAM Holdings, Inc. and RAM Acquisition Corp. (each of RAM Holdings, Inc. and RAM Acquisition Corp. is an affiliate of Cerberus Capital Management, L.P.).   Pursuant to the notice of termination, the Company requested prompt payment be made to the Company of the $100,000,000 termination fee owed to the Company pursuant to the terms of the Merger Agreement.  The Company received payment of such termination fee in full from Cerberus on December 26, 2007. The notice of termination sent by the Company on December 23, 2007 is filed as Exhibit 99.1 hereto and incorporated herein by reference.

In connection with the termination of the Merger Agreement, the Company announced the termination of the debt tender offers and consent solicitations being made by United Rentals (North America) Inc., a wholly owned subsidiary of the Company.

On December 24, 2007, the Company issued a press release announcing, among other things, that it has terminated the Merger Agreement and the related debt tender offers and consent solicitations, a copy of which is filed as Exhibit 99.2 hereto.

Item 8.01.        Other Events

Attached hereto as Exhibit 99.3 is a copy of the press release issued by the Company on December 21, 2007 regarding the decision by the Delaware Chancery Court in the lawsuit commenced by the Company against RAM Holdings, Inc. and RAM Acquisition Corp.

Item 9.01.        Financial Statements and Exhibits.

            (c)        Exhibits.

Exhibit No.	Description

Exhibit 99.1	Notice of termination of the Agreement and Plan of Merger, dated as of July 22, 2007, by and among the Company, RAM Holdings, Inc. and RAM Acquisition Corp., sent by the Company on December 23, 2007.

Exhibit 99.2	Press Release, dated December 24, 2007, of United Rentals, Inc.

Exhibit 99.3	Press Release, dated December 21, 2007, of United Rentals, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2007	UNITED RENTALS, INC.

	By:	/s/ Roger E. Schwed

	Name:	Roger E. Schwed
	Title:	General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ Roger E. Schwed

	Name:	Roger E. Schwed
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Notice of termination of the Agreement and Plan of Merger, dated as of July 22, 2007, by and among the Company, RAM Holdings, Inc. and RAM Acquisition Corp., sent by the Company on December 23, 2007.

Exhibit 99.2	Press Release, dated December 24, 2007, of United Rentals, Inc.

Exhibit 99.3	Press Release, dated December 21, 2007, of United Rentals, Inc.